Exhibit 99.2

Devcon International Corp.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Basis of Presentation

The following unaudited pro forma condensed consolidated financial statements give effect to the sale (the “Transaction”) of certain assets of Devcon International Corp., a Florida corporation (the “Company”), and its wholly-owned subsidiary, V.I. Cement & Building Products, Inc., a Delaware corporation (“Seller”), to Heavy Materials, LLC, a U.S. Virgin Islands limited liability company and private investor group (“Purchaser”), which assets constituted generally the Company and Seller’s U.S. Virgin Islands ready-mix concrete, aggregates, concrete block and cement materials and supplies business.

The following presents the Company’s unaudited pro forma condensed consolidated financial information as of June 30, 2005 and for the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 gives effect to the Transaction as if it had occurred on June 30, 2005. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and for the year ended December 31, 2004 give effect to the Transaction as if it had occurred as of the beginning of each respective period.

The unaudited pro forma condensed consolidated financial statements should be read together with the Company’s consolidated financial statements as of December 31, 2004, including the notes thereto, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 as well as the unaudited consolidated financial statements as of June 30, 2005, including the notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2005.

The pro forma financial information is for informational purposes only and does not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented or to project the Company’s results of operations or financial position for any future period.

Devcon International Corp.

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2005

(Amounts shown in thousands except share and per share data)

(unaudited)

	Historical	Disposition	Notes	Pro-forma
Assets
Current Assets:
Cash and cash equivalents	$9,882	$10,442	(1)	$20,324
Accounts Receivable—Trade, Net	15,242	(1,741)	(2)	13,501
Accounts Receivable, related party, net	1,293			1,293
Notes receivable	3,260	2,598	(1)	5,858
Notes receivable, related party	2,448			2,448
Costs and estimated earnings in excess of billings	2,109			2,109
Costs and estimated earnings in excess of billings, related party	32			32
Inventories	3,428	(1,367)	(2)	2,061
Prepaid Expenses	692			692
Prepaid taxes	344			344
Other Current Assets	5,560			5,560

Total Current Assets	44,290	9,932		54,222
Property, plant and equipment, net
Land	2,434	(1,337)	(2)	1,097
Buildings	853	(377)	(2)	476
Leasehold Improvements	2,739	(496)	(2)	2,243
Equipment	52,623	(13,924)	(2)	38,699
Furniture and Fixtures	1,136	(94)	(2)	1,042
Construction in Process	2,509		(2)	2,509

Total Property Plant and Equipment	62,294	(16,228)		46,066
Less accumulated depreciation	(31,429)	9,450	(2)	(21,979)

Total Property, Plant and Equipment, Net	30,865	(6,778)		24,087
Investments in unconsolidated joint ventures and affiliates, net	363			363
Notes receivable, net of current portion	1,062			1,062
Notes receivable, related party, net of current portion	435			435
Intangible assets, net of amortization	22,690			22,690
Goodwill	19,946			19,946
Other long term assets	4,747			4,747

Total Assets	$124,398	$3,154		$127,552

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable, trade and other	$6,003			$6,003
Accrued Expenses and other liabilities	7,972			7,972
Deferred revenue	2,463			2,463
Accrued expenses, retirement and severance	1,143			1,143
Current installments of long term debt	69			69
Current installments of long term debt, related party	1,725			1,725
Billings in excess of costs and estimated earnings	209			209
Billings in excess of costs and estimated earnings, related party	180			180
Income tax payable	—	1,475	(3)	1,475

Total Current Liabilities	19,764	1,475		21,239
Long term debt, excluding current installments	23,876			23,876
Retirement and severance, excluding current portion	4,067			4,067
Other long term liabilities, excluding current portion	1,105			1,105

Total Liabilities	48,812	1,475		50,287

Commitments and contingencies
Stockholders’ Equity
Common Stock	595			595
Additional Paid-in Capital	30,964			30,964
Retained Earnings	46,003	1,679	(4)	47,682
Accumulated other comprehensive loss	(1,897)			(1,897)
Treasury stock, at cost	(79)			(79)

Total Stockholders’ Equity	75,586	1,679		77,265

Total Liabilities and Stockholders’ Equity	$124,398	$3,154		$127,552

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Devcon International Corp.

Pro Forma Condensed Consolidated Statement of Operations

(Amounts shown in thousands except share and per share data)

(unaudited)

	For the Six Months Ended June 30, 2005
	Historical	Disposition (5)	Notes	Pro-forma
Revenue
Materials Revenue	22,184	8,293		13,891
Materials revenue, related party	456	456		—
Construction revenue	14,067			14,067
Construction revenue, related party	5,699			5,699
Security revenue	6,555			6,555
Other revenue	477			477

Total Revenue	49,438	8,749		40,689
Cost of Sales
Cost of Materials	(20,091)	(6,908)		(13,183)
Cost of Construction	(15,725)			(15,725)
Cost of Security	(2,742)			(2,742)
Cost of other	(293)			(293)

Gross Profit	10,587	1,841		8,746

Operating Expenses:
Selling, general and administrative	(11,097)	(679)		(10,418)
Severance and retirement	(577)	(12)		(565)

Operating (loss) income	(1,087)	1,150		(2,237)

Interest expense	(698)	(418)	(6)	(280)
Interest income, receivables	308	45		263
Interest income, banks	147			147
Other Income	69			69

(Loss) Income Before Income Taxes	(1,261)	777		(2,038)
Income Tax (expense) benefit	(725)	(590)	(7)	(135)

Net (Loss) Income	$(1,986)	$187		$(2,173)

Loss Per Common Share—Basic	$(0.34)			$(0.37)
Loss Per Common Share—Diluted	$(0.34)			$(0.37)

Weighted Average Number of Shares Outstanding:
Basic	5,829,425			5,829,425
Diluted	5,829,425			5,829,425

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Devcon International Corp.

Pro Forma Condensed Consolidated Statement of Operations

(Amounts shown in thousands except share and per share data)

(unaudited)

	For the Twelve Months Ended December 31, 2004
	Historical	Disposition (5)	Notes	Pro-forma
Revenue
Materials Revenue	41,061	14,531		26,530
Materials revenue, related party	1,919	611		1,308
Construction revenue	14,657			14,657
Construction revenue, related party	10,394			10,394
Security revenue	943			943
Other revenue	184			184

Total Revenue	69,158	15,142		54,016
Cost of Sales
Cost of Materials	(36,083)	(12,826)		(23,257)
Cost of Construction	(17,548)			(17,548)
Cost of Security	(648)			(648)
Cost of other	(156)			(156)

Gross Profit	14,723	2,316		12,407

Operating Expenses:
Selling, general and administrative	(15,142)	(2,044)		(13,098)
Severance and retirement	(1,656)	8		(1,664)
Impairment of assets	(622)			(622)

Operating (loss) income	(2,697)	280		(2,977)

Other income	71			71
Joint venture equity earnings	(164)			(164)
Interest expense	—	(835)	(6)	835
Interest income, receivables	2,632	149		2,483
Interest income, banks	266			266
Gain on Antigua Note	10,970			10,970

Income (Loss) Before Income Taxes	11,078	(406)		11,484
Income tax expense	(441)	(445)	(7)	4

Net income (loss)	$10,637	$(851)		$11,488

Income Per Common Share—Basic	$2.44			$2.63
Income Per Common Share—Diluted	$2.09			$2.25

Weighted Average Number of Shares Outstanding:
Basic	4,363,476			4,363,476
Diluted	5,096,566			5,096,566

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Notes to the unaudited pro forma condensed consolidated financial statements

1.	Reflects the net proceeds from the sale of V.I Cement & Building Products, Inc.’s (“VICBP”) materials division assets.
2.	Reflects the elimination of VICBP’s assets sold.
3.	Reflects the income tax effect of the gain on the disposition of VICBP’s assets.
4.	Represents the gain, net of income tax of $1.5 million, on the disposition of VICBP’s materials division assets.
5.	Does not include the gain before taxes on the sale of VICBP’s materials division assets.
6.	Includes the elimination of interest expense related to the company’s debt as a result of the extinguishment of certain of its debt with the proceeds from the disposition.
7.	Includes the income tax effects of adjustment (6), based on a 34% tax rate. The income tax effect of VICBP’s materials division income excluding (6) is based on a 37.5% tax rate.